Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  David P. Meeker M.D., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, this Annual Report on Form 10-K of Rhythm Pharmaceuticals, Inc. for the fiscal year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Rhythm Pharmaceuticals, Inc.

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/s/ David P. Meeker M.D.
Name: David P. Meeker M.D.
Title: Chief Executive Officer and President (Principal Executive Officer)

March 1, 2021